                                                                   EXHIBIT 10.15

                                   AGREEMENT

     This Agreement, made and entered into as of the 1st day of October, 1999 (Effective Date), by and between National City Bank of Michigan/Illinois, a national banking association (National City), and U S Audiotex Corp., a Delaware Corporation (USA).

A.   Scope of Agreement
     ------------------

     USA has offered Interactive Voice Response (IVR) and Internet Payment Program (IPP) services in conjunction with bankcard programs to the State of Illinois. The State of Illinois wishes to use USA products in conjunction with the integrated IRS program. National City desires to participate in the IVR and IPP offered by USA. National City will act as the acquiring bank and perform authorization and settlement services.

     National City acknowledges that the IVR and IPP services provided by USA contain patents, trade secrets and copyrights exclusively owned by USA. Nothing in this agreement transfers any ownership interests in these products to National City. National City agrees not to reverse engineer any product or service provided by USA.

     National City acknowledges that 1-888-2PAY-TAX and 8882paytax.com are registered trademarks of USA and nothing in this Agreement transfers any ownership in these products to National City.

B.   Handling of Transactions
     ------------------------

     1. National City warrants that Columns A and B of Exhibit 1 attached hereto match exactly the fees set forth in National City's contract with the State of Illinois.

     2. USA's shall charge users of USA systems and services the respective convenience fees set forth in Column B of Exhibit 1. USA shall refund such convenience fees on any recharged, reversed, voided, credited transactions or similar transaction. National City shall refund all transaction fees for any recharged, reversed, voided, credited transactions or similar transaction.

     3. USA shall create separate transactions for the primary payment transaction (i.e., the "Column A" amount) and for the convenience fee (i.e., the "Column B" amount) and shall transmit both transactions to National City.

C.   Fees
     ----

     1. For each successfully transmitted primary payment transaction (i.e., the "Column A" amount) received by National City from USA, utilizing as the payment vehicle a MasterCard card number or a VISA card number, National City shall pay USA the amount indicated in Column D of
          Exhibit 1 hereto which corresponds to the amount of the primary payment transaction indicated in Column A of said Exhibit 1. National City shall pay such amount to USA on or before the 15th day of the calendar month following the month in which NPC received the transmission. Payments shall be made by check or, at USA's option, by ACII to a domestic bank account specified in writing by USA.

     2. For each successfully transmitted primary payment transaction (i.e., the "Column A" amount) received by National City from USA, utilizing as the payment vehicle a Discover card number or an American Express card number, USA shall pay National City fifteen cents ($0.15). National City shall invoice USA monthly in arrears for such fees. USA shall pay such invoices within thirty (30) days of receipt.

D.   Limitation of Liability
     -----------------------

     Except for a breach of confidentiality under Section F, in no event shall either party be liable to the other party for any special, consequential, or indirect damages in connection with this Agreement.

E.   Term and Termination
     --------------------

     This Agreement shall have an initial term of one (1) year from the Effective Date and shall thereafter automatically renew for successive twelve (12) month periods. Either party may terminate this Agreement by notifying the other party in writing at least sixty (60) days prior to the expiration of the initial term or any renewal term, with such termination to occur at the expiration of such term.

     If either party defaults in the performance of any obligation under this Agreement and fails to remedy such default within thirty (30) calendar days after receipt of written notice of the default, the other party may terminate this Agreement upon written notice.

F.   Confidentiality
     ---------------

     The parties agree that the terms of this Agreement, as well as all information of a business nature relating to the business operations of the parties, which are disclosed in connection with this Agreement, are confidential. The parties shall not, without the express prior written consent of the other party, use (except as contemplated by this Agreement) disclose or permit access to any such confidential information during the term of this Agreement or for a period of two (2) years thereafter. Each party agrees to cause its employees and agents to take such action as shall be reasonably necessary to preserve and protect the confidentiality of such information.

     The obligations imposed upon either party herein shall not apply to information:

     1. which becomes available to the public through no wrongful act of the receiving party; or
     2.   which may be published prior to the date hereof; or
     3. which is already in the possession of the receiving party and not subject to an existing agreement of confidence between parties; or
     4. which is received from a third party without restriction and without breach of this agreement or any other agreement of confidence; or
     5. which is independently developed by the receiving party (without use of information provided hereunder); or
     6. which is disclosed pursuant to a requirement or request of a government agency or a court competent jurisdiction.

G.   Notices
     -------

     Any notices permitted or required hereunder shall be deemed given when deposited in the United States mail with postage prepaid and addressed as follows:

     If to National City:          National City Bank of Michigan/Illinois
                                   Merchant Services
                                   1 National City Parkway
                                   Kalamazzo MI 49009

     If to USA:                    U.S. Audiotex Corp.
                                   2333 San Ramon Valley Blvd, Suite 450
                                   San Ramon CA 94583
                                   Attention: President

H.   Governing Law
     -------------

     This Agreement shall be governed by and shall be construed in accordance with the laws of the State of Illinois. If any provisions of this Agreement shall be held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

I.   Business Relationship
     ---------------------

     The relationship of National City and USA is that of independent contractor only. Nothing herein shall be deemed to create any partnership, agency, joint venture or other relationship between parties and neither party shall hold itself out as the same. Except as expressly authorized in writing, neither party may bind the other or make representation on behalf of the other.

J.   General Provisions
     ------------------

     1. This Agreement contains the full understanding of the parties with respect to the subject matter hereof, and no waiver, alteration or modification of any of the provisions hereof shall be binding unless in writing and signed by officers of both parties.

     2. Neither party to this Agreement may assign its rights or obligations under this Agreement without the express prior written consent of the other party, such consent not to be unreasonably withheld or delayed, except that the obligations of National City under this Agreement may be provided or fulfilled by any parent, subsidiary, affiliate, successor corporation or subcontractor of National City assumes full responsibility for such obligations.

     3. Each party represents that the individual executing this Agreement on its behalf has the requisite power and authority to do so and that this Agreement constitutes the valid and binding obligation of its corporation.

     4. In the event that either party brings an action against the other party to enforce the terms and conditions of this Agreement, the prevailing party shall be entitled to recover its reasonable costs and expenses, including reasonable attorney fees, incurred in connection therewith.

K.   Force Maieure
     -------------

     Neither party shall be liable for the failure to fulfill its obligations under this Agreement if such failure is due to any cause or condition beyond such party's reasonable control, such as: natural disaster, acts of God, strikes, fire, floods, war, riot, electrical power failure, decrees of governmental bodies or communications failure.

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement, on the day first above written.

National City Bank of Michigan/Illinois
(National City)

By: /s/ MARK PFAU
    -------------------------
    Mark Pfau, Vice President

U S Audiotex Corp.
(USA)

By: /s/ KENNETH STERN
    -------------------------
    Kenneth Stern, President

                    NATIONAL CITY BANK OF MICHIGAN/ILLINOIS
                    FEE SCHEDULE FOR THE STATE OF ILLINOIS
                             DEPARTMENT OF REVENUE

        A                     B                   C                   D
--------------------------------------------------------------------------------
1                          STATE OF
2                          ILLINOIS                              US AUTDIOTEX
3    TICKET                  FEE                 NCB                INCOME
4    RANGE                 SCHEDULE              COST               AMOUNT
--------------------------------------------------------------------------------
5  $1.00-$10.00              $0.75               $0.50               $0.25
--------------------------------------------------------------------------------
6  $10.01-$25.00             $0.98               $0.78               $0.20
--------------------------------------------------------------------------------
7  $25.01-$50.00             $1.90               $1.25               $0.65
--------------------------------------------------------------------------------
8  $50.01-$75.00             $2.28               $1.73               $0.55
--------------------------------------------------------------------------------
9  $75.01-$100.00            $3.00               $2.20               $0.80
--------------------------------------------------------------------------------
10 $100.01-$150.00           $4.50               $3.15               $1.35
--------------------------------------------------------------------------------
11 $150.01-$200.00           $5.50               $4.10               $1.40
--------------------------------------------------------------------------------
12 $200.01-$250.00           $6.50               $5.05               $1.45
--------------------------------------------------------------------------------
13 $250.01-$300.00           $7.50               $6.00               $1.50
--------------------------------------------------------------------------------
14 $300.01-$400.00          $10.00               $8.10               $1.90
--------------------------------------------------------------------------------
15 $400.01-$500.00          $12.50              $10.05               $2.45
--------------------------------------------------------------------------------
16 $500.01-$600.00          $14.50              $12.00               $2.50
--------------------------------------------------------------------------------
17 $600.01-$700.00          $16.50              $13.95               $2.55
--------------------------------------------------------------------------------
18 $700.01-$800.00          $19.00              $15.90               $3.10
--------------------------------------------------------------------------------
19 $800.01-$900.00          $21.50              $17.85               $3.65
--------------------------------------------------------------------------------
20 $900.01-$1,000.00        $24.00              $19.80               $4.20
--------------------------------------------------------------------------------
21 $1000.01-$1500.00        $34.00              $29.55               $4.45
--------------------------------------------------------------------------------
22 $1500.01-$2000.00        $46.00              $39.30               $6.70
--------------------------------------------------------------------------------
23 $2000.01-$2500.00        $56.00              $49.05               $6.95
--------------------------------------------------------------------------------
24 $2500.01-$3000.00        $67.00              $58.80               $8.20
--------------------------------------------------------------------------------
25 $3000.01-$3500.00        $78.00              $68.55               $9.45
--------------------------------------------------------------------------------
26 $3500.01-$4000.00        $89.00              $78.30              $10.70
--------------------------------------------------------------------------------
27 $4000.01-$4500.00        $99.00              $88.05              $10.95
--------------------------------------------------------------------------------
28 $4500.01-$5000.00       $110.00              $97.80              $12.20
--------------------------------------------------------------------------------
29 $5000.01-$5500.00       $122.00             $107.55              $14.45
--------------------------------------------------------------------------------
30 $5500.01-$6000.00       $132.00             $117.30              $14.70
--------------------------------------------------------------------------------
31 $6000.01-$6500.00       $144.00             $127.05              $16.95
--------------------------------------------------------------------------------
32 $6500.01-$7000.00       $154.00             $136.60              $17.20
--------------------------------------------------------------------------------
33 $7000.01-$7500.00       $164.00             $146.55              $17.45
--------------------------------------------------------------------------------
34 $7500.01-$8000.00       $175.00             $156.30              $18.70
--------------------------------------------------------------------------------
35 $8000.01-$8500.00       $185.00             $166.05              $18.95
--------------------------------------------------------------------------------
36 $8500.01-$9000.00       $196.00             $175.80              $20.20
--------------------------------------------------------------------------------

                    NATIONAL CITY BANK OF MICHIGAN/ILLINOIS
                    FEE SCHEDULE FOR THE STATE OF ILLINOIS
                             DEPARTMENT OF REVENUE

-------------------------------------------------------------------------------
                 A                 B                 C               D
-------------------------------------------------------------------------------
3             TICKET              FEE               NCH            INCOME
-------------------------------------------------------------------------------
37   $9000.01-$9500.00            $207.00         $185.55          $21.45
-------------------------------------------------------------------------------
38   $9500.01-$10000.00           $217.00         $195.30          $21.70
-------------------------------------------------------------------------------
39   $10000.01-$10500.00          $227.00         $205.05          $21.95
-------------------------------------------------------------------------------
40   $10500.01-$11000.00          $239.00         $214.80          $24.20
-------------------------------------------------------------------------------
41   $11000.01-$11500.00          $250.00         $224.50          $25.45
-------------------------------------------------------------------------------
42   $11500.01-$12000.00          $260.00         $234.30          $25.70
-------------------------------------------------------------------------------
43   $12000.01-$12500.00          $271.00         $244.05          $26.95
-------------------------------------------------------------------------------
44   $12500.01-$13000.00          $282.00         $253.80          $28.20
-------------------------------------------------------------------------------
45   $13000.01-$13500.00          $292.00         $263.55          $28.45
-------------------------------------------------------------------------------
46   $13500.01-$14000.00          $303.00         $273.30          $29.70
-------------------------------------------------------------------------------
47   $14000.01-$14500.00          $314.00         $283.05          $30.95
-------------------------------------------------------------------------------
48   $14500.01-$15000.00          $325.00         $292.80          $32.20
-------------------------------------------------------------------------------
49   $15000.01-$15500.00          $336.00         $302.55          $33.45
-------------------------------------------------------------------------------
50   $15500.01-$16000.00          $340.00         $312.00          $33.70
-------------------------------------------------------------------------------
51   $16000.01-$16500.00          $357.00         $322.05          $34.95
-------------------------------------------------------------------------------
52   $16500.01-$17000.00          $368.00         $331.60          $36.20
-------------------------------------------------------------------------------
53   $17000.01-$17500.00          $379.00         $341.55          $37.45
-------------------------------------------------------------------------------
54   $17500.01-$18000.00          $390.00         $351.30          $38.70
-------------------------------------------------------------------------------
55   $18000.01-$18500.00          $400.00         $361.05          $38.95
-------------------------------------------------------------------------------
56   $18500.01-$19000.00          $411.00         $370.80          $40.20
-------------------------------------------------------------------------------
57   $19000.01-$19500.00          $422.00         $380.55          $41.45
-------------------------------------------------------------------------------
58   $19500.01-$20000.00          $432.00         $390.30          $41.70
-------------------------------------------------------------------------------
59   $20000.01-$22000.00          $476.00         $429.30          $45.70
-------------------------------------------------------------------------------
60   $22000.01-$24000.00          $518.00         $468.30          $49.70
-------------------------------------------------------------------------------
61   $24000.01-$26000.00          $561.00         $507.30          $53.70
-------------------------------------------------------------------------------
62   $26000.01-$28000.00          $604.00         $546.30          $57.70
-------------------------------------------------------------------------------
63   $28000.01-300000.00          $647.00         $585.30          $61.70
-------------------------------------------------------------------------------
64   $30000.01-$35000.00          $754.00         $682.80          $71.20
-------------------------------------------------------------------------------
65   $35000.01-$40000.00          $862.00         $780.30          $81.70
-------------------------------------------------------------------------------
66   $40000.01-$45000.00          $970.00         $877.80          $92.20
-------------------------------------------------------------------------------
67   $45000.01-$50000.00        $1,077.00         $975.30         $101.70
-------------------------------------------------------------------------------
68   $50000.01-$60000.00        $1,292.00       $1,170.30         $121.70
-------------------------------------------------------------------------------
69   $60000.01-$70000.00        $1,507.00       $1,365.30         $141.70
-------------------------------------------------------------------------------
70   $70000.01-$80000.00        $1,722.00       $1,560.30         $161.70
-------------------------------------------------------------------------------
71   $80000.01-$90000.00        $1,937.00       $1,755.30         $181.70
-------------------------------------------------------------------------------
72   $90000.01-$99999.99        $2,152.00       $1,950.30         $201.70
-------------------------------------------------------------------------------

                               STATE OF ILLINOIS
                             DEPARTMENT OF REVENUE
                             CUSTOMER FEE SCHEDULE

                                                 STATE OF
                                                 ILLNOIS
                        TICKET                     FEE
                        RANGE                    SCHEDULE
               ------------------------------------------------
               $1.00-$10.00                               $0.75
               ------------------------------------------------
               $10.01-$25.00                              $0.98
               ------------------------------------------------
               $25.01-$50.00                              $1.90
               ------------------------------------------------
               $50.01-$75.00                              $2.28
               ------------------------------------------------
               $75.01-$100.00                             $3.00
               ------------------------------------------------
               $100.01-$150.00                            $4.50
               ------------------------------------------------
               $150.00-$200.00                            $5.50
               ------------------------------------------------
               $200.01-$250.00                            $6.50
               ------------------------------------------------
               $250.01-$300.00                            $7.50
               ------------------------------------------------
               $300.01-$400.00                           $10.00
               ------------------------------------------------
               $400.01-$500.00                           $12.50
               ------------------------------------------------
               $500.01-$600.00                           $14.50
               ------------------------------------------------
               $600.01-$700.00                           $16.50
               ------------------------------------------------
               $700.01-$800.00                           $19.00
               ------------------------------------------------
               $800.01-$900.00                           $21.50
               ------------------------------------------------
               $900.01-$1000.00                          $24.00
               ------------------------------------------------
               $1000.01-$1500.00                         $34.00
               ------------------------------------------------
               $1500.01-$2000.00                         $46.00
               ------------------------------------------------
               $2000.01-$2500.00                         $56.00
               ------------------------------------------------
               $2500.01-$3000.00                         $67.00
               ------------------------------------------------
               $3000.01-$3500.00                         $78.00
               ------------------------------------------------
               $3500.01-$4000.00                         $89.00
               ------------------------------------------------
               $4000.01-$4500.00                         $99.00
               ------------------------------------------------

                               STATE OF ILLINOIS
                             DEPARTMENT OF REVENUE
                             CUSTOMER FEE SCHEDULE

                                                 STATE OF
                                                 ILLNOIS
                        TICKET                     FEE
                        RANGE                    SCHEDULE
               ------------------------------------------------
               $4500.01-$5000.00                        $110.00
               ------------------------------------------------
               $5000.01-$5500.00                        $122.00
               ------------------------------------------------
               $5500.01-$6000.00                        $132.00
               ------------------------------------------------
               $6000.01-$6500.00                        $144.00
               ------------------------------------------------
               $6500.01-$7000.00                        $154.00
               ------------------------------------------------
               $7000.01-$7500.00                        $164.00
               ------------------------------------------------
               $7500.01-$8000.00                        $175.00
               ------------------------------------------------
               $8000.01-$8500.00                        $185.00
               ------------------------------------------------
               $8500.01-$9000.00                        $196.00
               ------------------------------------------------
               $9000.01-$9500.00                        $207.00
               ------------------------------------------------
               $9500.01-$10000.00                       $217.00
               ------------------------------------------------
               $10000.01-$10500.00                      $227.00
               ------------------------------------------------
               $10500.01-$11000.00                      $239.00
               ------------------------------------------------
               $11000.01-$11500.00                      $250.00
               ------------------------------------------------
               $11500.01-$12000.00                      $260.00
               ------------------------------------------------
               $12000.01-$12500.00                      $271.00
               ------------------------------------------------
               $12500.01-$13000.00                      $282.00
               ------------------------------------------------
               $13000.01-$13500.00                      $292.00
               ------------------------------------------------
               $13500.01-$14000.00                      $303.00
               ------------------------------------------------
               $14000.01-$14500.00                      $314.00
               ------------------------------------------------
               $14500.01-$15000.00                      $325.00
               ------------------------------------------------
               $15000.01-$15500.00                      $336.00
               ------------------------------------------------
               $15500.01-$16000.00                      $346.00
               ------------------------------------------------

                               STATE OF ILLINOIS
                             DEPARTMENT OF REVENUE
                             CUSTOMER FEE SCHEDULE

                                                 STATE OF
                                                 ILLNOIS
                        TICKET                     FEE
                        RANGE                    SCHEDULE
               ------------------------------------------------
               $16000.01-$16500.00                      $357.00
               ------------------------------------------------
               $16500.01-$17000.00                      $368.00
               ------------------------------------------------
               $17000.01-$17500.00                      $379.00
               ------------------------------------------------
               $17500.01-$18000.00                      $390.00
               ------------------------------------------------
               $18000.01-$18500.00                      $400.00
               ------------------------------------------------
               $18500.01-$19000.00                      $411.00
               ------------------------------------------------
               $19000.01-$19500.00                      $422.00
               ------------------------------------------------
               $19500.01-$20000.00                      $432.00
               ------------------------------------------------
               $20000.01-$22000.00                      $475.00
               ------------------------------------------------
               $22000.01-$24000.00                      $518.00
               ------------------------------------------------
               $24000.01-$26000.00                      $561.00
               ------------------------------------------------
               $26000.01-$28000.00                      $604.00
               ------------------------------------------------
               $28000.01-$30000.00                      $647.00
               ------------------------------------------------
               $30000.01-$35000.00                      $754.00
               ------------------------------------------------
               $35000.01-$40000.00                      $862.00
               ------------------------------------------------
               $40000.01-$45000.00                      $970.00
               ------------------------------------------------
               $45000.01-$50000.00                    $1,077.00
               ------------------------------------------------
               $50000.01-$60000.00                    $1,292.00
               ------------------------------------------------
               $60000.01-$70000.00                    $1,507.00
               ------------------------------------------------
               $70000.01-$80000.00                    $1,722.00
               ------------------------------------------------
               $80000.01-$90000.00                    $1,937.00
               ------------------------------------------------
               $90000.01-$99999.99                    $2,152.00
               ------------------------------------------------